A diversified financial services company with mortgage banking, commercial banking, insurance and investment banking operations in Puerto Rico and a depository institution in New York. Since it was founded, Doral has been continuously profitable (1972-2004) through all economic and interest rate cycles: The 7th consecutive year it has achieved record earnings 38.54% ROE and 3.85% ROA as of December 31, 2004

Puerto Rico's largest residential mortgage company: 45% market share in highly competitive market (55% in New Housing) Servicing Portfolio of $14.3 billion Low credit-risk lending profile: conservative underwriting standards low LTV on non-agency guaranteed loans 98% of our loans are secured by real estate per HUD, lowest default rate in FHA/VA loans among all US mortgage lenders

Successful and profitable branch banking operations: fastest-growing commercial bank in Puerto Rico (4th largest) serving attractive niche markets in New York City Increased fee-based revenues and commissions from Doral Insurance Agency, investment banking and asset management operations.

Tax-advantage status as a Puerto Rico company: tax-exempt ownership of US Government obligations and agencies IBE - exempt from Puerto Rico taxes on income derived from assets outside the island Conservative balance sheet: approximately 99% of its investment portfolio consists of AAA securities guaranteed by the US government or its agencies Management and insiders of Doral own 20%. Management and insiders of Doral own 20%. Management and insiders of Doral own 20%. Management and insiders of Doral own 20%. Management and insiders of Doral own 20%. Management and insiders of Doral own 20%. Management and insiders of Doral own 20%. Management and insiders of Doral own 20%. Management and insiders of Doral own 20%. Management and insiders of Doral own 20%.

Commercial Banking Doral Bank Puerto Rico Doral Bank, FSB (NY) Doral International (IBE) Mortgage Banking Doral Mortgage Corporation HF Mortgage Bankers Centro Hipotecario Sana Mortgage Corporation Doral Money (NY) Institutional Securities and Investment Banking Doral Securities Insurance Agency Doral Insurance Agency Real Estate Doral Properties

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Salomon Levis, Chairman & CEO 25 36 61 Zoila Levis, President & COO 14 28 57 Mario S. Levis, Senior EVP & Treasurer 16 17 41 Ricardo Melendez, EVP & CFO 13 21 45 Edison Velez, EVP Administration 21 21 43 Fernando Rivera-Munich, EVP & General Counsel 5 26 51 Israel Bravo, EVP Information Technology 11 18 41 8 22 46 Frederick Teed, EVP Banking Luis Aponte, Senior VP & Corporate Controller 5 22 47 Years with the Company Years of Experience Age Corporate As of December 31, 2004

Years with the Company Years of Experience Age Jose Vigoreaux 11 30 53 Raul Menendez 18 19 40 David R. Levis 6 7 32 Paul Mak 5 28 47 Aidiliza Levis 17 17 39 Angel Vazquez Julio Micheo 6 20 45 5 26 51 Fernando Rivera-Munich 37 19 18 As of December 31, 2004

US Commonwealth status: same legal, accounting, political and financial system; and fiscal autonomy: local residents do not pay federal income taxes on Puerto Rico source income. Puerto Rico's economy typically follows trends in the US: projected GNP growth of about 3.0% for fiscal 2004

Becoming a more diversified service-oriented economy: manufacturing represents 42% of Puerto Rico's GDP pharmaceuticals and electronics are largest sectors Tourism is only 7%, but growing Population of 3.9 million with high density of 1,114 residents per square mile, one of the highest in the world.

Estimated shortage of over 100,000 housing units should continue to support a strong new housing market. High demand for government sponsored affordable housing units. Consistent property appreciation of 5-8% per annum. Almost half of existing low income housing is unfit and needs replacement. Hazard insurance required on all of Doral's mortgages.

Government-sponsored affordable housing programs: tax incentives to developers mortgage subsidies to buyers interest tax-exemption on FHA / VA loans for new housing down payment subsidies ("The Key to your Home" program)

73% home ownership (vs 66% in the US) and reliance on home equity for debt consolidation refinancing. Average loan charge-off rates below those in the US. Refinancings have historically represented a higher proportion of mortgage loan volume than in the US mostly for debt consolidation purposes.

Continue to expand our mortgage lending business and further increase our market share of approximately 45%. Grow Doral Bank by opening new branches throughout Puerto Rico (40 branches, and 6 to 8 in 2005). Further increase our bank deposits market share of 7%. Emphasize greater cross-selling between our business units.

Capture a greater market share of the commercial banking business. Increase the size of our loan servicing portfolio. Increase fee-based revenues from brokerage and insurance. Continue to grow international banks with AAA rated US Government securities and mortgage-backed securities with a tax-free return.

Grow Doral Bank by building a branch network and continue to expand its deposit base (recently named as the best bank in service in New York City). Expand multi-family and residential mortgage lending. Expand into bridge and construction lending. Explore strategic acquisition of depository and mortgage banking institutions as well as other financial businesses.

'96 '97 '98 '99 '00 '01 '02 '03 '04 Loan Production 817 1037 2313 2722 3174 4209 5169 6479 7803 Note: CAGR = Compounded Annual Growth Rate CAGR = 32.59% ($ in millions)

'96 '97 '98 '99 '00 '01 '02 '03 '04 Servicing Portfolio 3068 4655 6186 7633 8805 10006 11242 12690 14264 Mortgage Servicing Rights 21 46.4 72.6 109.7 139.8 154.3 159.9 167.5 203.2 Note: CAGR = Compounded Annual Growth Rate of Servicing Portfolio CAGR = 21.18% Mortgage Servicing Rights ($ in millions) Servicing Portfolio ($ in millions)

'96 '97 '98 '99 '00 '01 '02 '03 '04 27 33 53 68 85 138 221 321 490 Note: Reported net income for 1997 and 2001 after extraordinary items was $20 million and $144 million, respectively. CAGR = 43.67% ($ in millions)

'96 '97 '98 '99 '00 '01 '02 '03 '04 1106 1858 2918 4537 5463 6694 8422 10394 15102 Stockholders' Equity 151 187 270 385 506 762 1045 1592 1973 Note: CAGR = Compounded Annual Growth Rate of Total Assets CAGR = 38.65% Stockholders' Equity ($ in millions) Assets ($ in millions) Total Assets

Unsecured Loans Secured Loans Mortgage Servicing Assets Other Assets Cash and Money Market Mortgage Backed Securities US Treasury and Government Agencies Other Investment Securities 0.0056 0.2141 0.0135 0.0834 0.1679 0.2758 0.2331 0.0069 As of December 31, 2004

'96 '97 '98 '99 '00 '01 '02 '03 '04 Total Assets 281 427 805 1899 2574 3485 5050 6720 11190 Deposits 187 306 536 1035 1217 1528 1981 2730 3369 Assets ($ in millions) Deposits ($ in millions) CAGR = 43.53% (Deposits) CAGR = 58.49% (Total Assets)

'96 '97 '98 '99 '00 '01 '02 '03 '04 Shareholders' Equity 24 32 50 120 151 230 321 400 552 Net Income 2 5 8 13 30 49 89 119 183 Shareholders' Equity ($ in millions) Net income ($ in millions) CAGR = 47.98% (Shareholders' Equity) CAGR = 75.86% (Net Income)

'99 '00 '01 '02 '03 '04 Deposits 18 102 170 255 334 386 Assets 43 145 233 419 507 562 Assets ($ in millions) Deposits ($ in millions) CAGR = 67.21% (Assets) CAGR = 84.61% (Deposits)

Note: Reported ROE for 1997 and 2001 after extraordinary items was 11.99% and 27.13%, respectively. US Depositories - Commercial banks and financial institutions with operating revenues greater than $400mm included in the S&P Index. '96 '97 '98 '99 '00 '01 '02 '03 '04 Doral Financial 19.35 19.29 21.65 21.92 23.03 25.93 29.08 32.36 38.54 US Depositories 17.14 17.8 17.35 18.9 17.28 17 17.9 18.84 18.08%

'96 '97 '98 '99 '00 '01 '02 '03 '04 Doral Financial 2.68 2.19 2.17 1.92 1.66 2.23 2.97 3.46 3.85 US Depositories 1.35 1.41 1.39 1.46 1.34 1.4 1.49 1.56 1.51 Note: Reported ROA for 1997 and 2001 after extraordinary items was 1.37% and 2.33%, respectively. US Depositories - Commercial banks and financial institutions with operating revenues greater than $400mm included in the S&P Index. %

'96 '97 '98 '99 '00 '01 '02 '03 '04 Efficiency Ratio 64.1 54.3 52.7 57.8 46.5 38.91 35.91 31.9 23.1 Note: Computed by dividing non-interest expenses by net interest income plus non-interest income (excludes non-recurring income).

Total Assets $270,949 $15,102,401 5,474% Stockholders' Equity $36,041 $1,972,769 5,374% Total Loans $107,205 $3,313,439 2,991% Deposits $26,4511 $3,643,080 13,673% Servicing Portfolio $1,400,000 $14,264,367 919% Net Income $6,733 $489,625 7,172% Diluted EPS $0.20 $3.95 2,938% Loan Origination $408,000 $7,802,694 1,812% Efficiency Ratio 62.10% 23.07% -63% As of As of (Dollars in thousands, except per share data) Dec. 31, 1991 December 31, 2004 Change % 1 Doral Bank opened in 1993.

Doral Financial is committed to comply with the highest standards of Corporate Governance. 10Qs and 10Ks are certified by the Chairman and Chief Financial Officer. The Board of Directors is composed of highly qualified persons who have worldwide experience and are specially knowledgeable about our lines of business in Puerto Rico and the US mainland.

Doral will continue to provide accurate public reporting and disclosures. Senior Management available to answer questions. Doral Financial and its companies are regulated by the Federal Reserve, FDIC, OTS, HUD, VA and the Commissioner of Financial Institutions of Puerto Rico, among others.

Continued expansion of mortgage banking operations in Puerto Rico. Continued expansion of retail banking operations in Puerto Rico and New York. Continued expansion of new residential business in Puerto Rico. Continued growth on the US mainland. Increase fee-based revenues from brokerage services and insurance.

CAUTIONARY LANGUAGE The forward looking statements presented today including, among other things, projections with respect to revenue and earnings growth and the Company's plans and objectives are subject to risks and uncertainties. Various factors, including regional and national economic conditions, substantial changes in levels of market interest rates, credit and other risks of lending and investment activities, competitive and regulatory factors and legislative changes, as well as other factors described in the SEC filings referred to below, could affect the Company's financial performance and could cause actual results for future periods to differ materially from those anticipated or projected. These include lower than expected performance or higher than expected costs in connection with acquisitions and integration of acquired businesses, the level of capital market activity, inaccuracies in management projections or market forecasts, the actions that management could take in response to these changes and other factors described in the SEC filings referred to below. For additional detailed information, we refer you to the discussions under the heading "Forward Looking Statements" in the Company's Annual Report on form 10-K for the year ended December 31, 2003 and our most recent Quarterly Report on form 10-Q filed with the SEC. These forward looking statements speak only as of February 1, 2005. We will not update forward looking statements to reflect facts, assumptions, circumstances, or events which have changed after they were made. 67